UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               PARK BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                           [LOGO] PARK BANCORP, INC.
                           -------------------------
                            5400 SOUTH PULASKI ROAD
                            CHICAGO, ILLINOIS 60632
                                 (773) 582-8616

                                                                  March 21, 2001

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Park Bancorp, Inc. (the "Company"), the holding company for Park Federal Savings Bank (the "Bank"), Chicago, Illinois, which will be held on April 24, 2001, at 10:30 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MATTERS TO BE CONSIDERED.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,


/s/ David A. Remijas
David A. Remijas
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               PARK BANCORP, INC.
                            5400 SOUTH PULASKI ROAD
                            CHICAGO, ILLINOIS 60632



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Park Bancorp, Inc. (the "Company") will be held on April 24, 2001, at 10:30 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of two directors of the Company to three-year terms of office;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

         3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 13, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                              By Order of the Board of Directors

                              /s/ Richard J. Remijas, Jr.

                              Richard J. Remijas, Jr.
                              CORPORATE SECRETARY

Chicago, Illinois
March 21, 2001

                               PARK BANCORP, INC.



                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2001


SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to shareholders of Park Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of shareholders to be held on April 24, 2001 at 10:30 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois (the "Annual Meeting"), and at any adjournments thereof. The 2000 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders of common stock of the Company ("Common Stock") on or about March 21, 2001.

         It is important that holders of a majority of the shares outstanding be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matter that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at anytime prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Park Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

SOLICITATION AND VOTING OF COMMON STOCK HELD IN THE ESOP AND 401(K) PLAN

         A separate notice of shareholders meeting, proxy statement, voting direction form ("Voting Direction Form") and return envelope will be provided to each participant ("Participant") in the Park Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"). First Bankers Trust is the corporate trustee for the ESOP ("Trustee"). Pursuant to the ESOP, each Participant is entitled to direct the Trustee with respect to voting of the shares of Common Stock allocated to the Participant's account. Subject to its duties under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Trustee will vote all allocated shares held in the ESOP in accordance with the instructions received. As of the Record Date (defined below), 80,395 of the 209,408 shares of Common Stock in the ESOP had been allocated to Participants. Under the ESOP, unallocated shares held in the suspense account will be voted by the Trustee in a manner calculated to most accurately reflect the instructions received from Participants regarding the allocated stock, subject to the provisions of ERISA. Participants should return the Voting Direction Forms directly to the Trustee in the envelope provided. The Trustee will maintain as confidential the directions set forth on the Voting Direction Form from disclosure to the Company and its directors or officers.

         Pursuant to the Park Federal Savings Bank 401(k) Plan (the "401(k) Plan"), the Advisory Plan Committee, formed to administer the 401(k) Plan, is entitled to direct CNA Trust, the trustee for the 401(k) Plan, as to how to vote all shares of Common Stock held therein. The Advisory Plan Committee is comprised of Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak, executive officers of the Company. As of the Record Date, 59,839 shares were held in the 401(k) Plan.


VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

         The close of business on March 13, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,546,471 shares.

         As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. Broker non-votes are counted for purposes of determining a quorum.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR ALL" to vote in favor of the nominees proposed by the Board of Directors, "WITHHELD FOR ALL" to vote against all of the nominees being proposed, or "FOR ALL EXCEPT" to withhold authority to vote for any individual nominee by writing the nominee's name in the space provided. Under Delaware law and the Company's Bylaws, an affirmative vote of the holders of a plurality of shares of common stock, present and voting at the Annual Meeting, is required for a nominee to be elected as a Director. Shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

         As to the approval of Crowe, Chizek and Company LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote, is required to constitute shareholder approval of Proposal 2. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote against Proposal 2. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company's transfer agent, LaSalle Bank National Association. The Board of Directors has also designated LaSalle Bank National Association to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

NAME AND ADDRESS OF                            AMOUNT AND NATURE OF     PERCENT
BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP     OF CLASS
----------------                               --------------------     --------

Park Federal Savings Bank                             209,408(1)         13.54%
Employee Stock Ownership Plan
5400 South Pulaski Road
Chicago, Illinois 60632

David A. Remijas, President, Chief                    102,885             6.65%
Executive Officer and Chairman of the Board
Park Bancorp, Inc.
5400 South Pulaski Road
Chicago, IL 60632

Philip J. Timyan                                       85,000             5.50%
3945 Central Avenue
Western Springs, IL 60558

Investors of America Limited Partnership               80,000             5.17%
39 Glen Eagles
St. Louis, Missouri 63124

-------------------------
(1) Shares of Common Stock were acquired by the ESOP in the Bank's mutual to stock conversion (the "Conversion").

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.


                       PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at this Annual Meeting are Mr. Richard J. Remijas, Jr. and Mr. Paul Shukis.

         In the event that either Mr. Remijas or Mr. Shukis is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either Mr. Remijas or Mr. Shukis will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth as of the Record Date the names of the nominees and continuing directors of the Company and each named executive officer, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, and, with respect to directors, the year in which each became a director of the Bank and the year in which their terms as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                                      SHARES OF
                                                        EXPIRATION     COMMON
    NAME AND PRINCIPAL                       DIRECTOR      OF           STOCK        PERCENT
    OCCUPATION AT PRESENT                   OF THE BANK  TERM AS     BENEFICIALLY      OF
    AND FOR PAST FIVE YEARS             AGE   SINCE      DIRECTOR      OWNED(1)      CLASS(2)
    -----------------------             ---   -----      --------      --------      --------
NOMINEES

Richard J. Remijas, Jr.(3)              51     1977        2004        75,791 (4)     4.90%
Executive Vice President, Chief
Operating Officer and Corporate
Secretary since 1993.

                                                                      SHARES OF
                                                        EXPIRATION     COMMON
    NAME AND PRINCIPAL                       DIRECTOR      OF           STOCK        PERCENT
    OCCUPATION AT PRESENT                   OF THE BANK  TERM AS     BENEFICIALLY      OF
    AND FOR PAST FIVE YEARS             AGE   SINCE      DIRECTOR      OWNED(1)      CLASS(2)
    -----------------------             ---   -----      --------      --------      --------
NOMINEES CONTINUED

Paul Shukis                             49     1993        2004        33,640 (5)     2.18
President of Shukis Development Co.,
a real estate development and
construction firm.

CONTINUING DIRECTORS

Joseph M. Judickas, Jr.                 70     1973        2002        28,928 (5)     1.87
Retired; prior to retirement
in 1993, served as Secretary,
Treasurer and Chief Operating
Officer of the Bank.

John J. Murphy                          54     1999        2002         9,060 (6)      *
Chairman of Emerald Services,
Inc., a printing and imaging services
project management company; previous
to June of 1997, Mr. Murphy served as
Executive Vice President of On-Line
Financial Services, Inc., a data
processing company.

Robert W. Krug                          49     1998        2003        15,040 (7)      *
Vice President and Secretary of
K-Five Construction Company,
a Chicago- based road building contractor.

David A. Remijas(3)                     49     1993        2003       102,885 (8)     6.65
President, Chief Executive Officer
and Chairman of the Board since 1993;
previous to 1993, Mr. Remijas was
Executive Vice President of the Bank.

NON-DIRECTOR, EXECUTIVE OFFICER

Steven J. Pokrak                        41       --          --        53,735 (9)     3.47
Chief Financial Officer and
Treasurer; Mr. Pokrak has served
as the Bank's Controller since 1985
and as Treasurer and Chief Financial
Officer since 1993.


All directors and executive officers as                               369,803 (10)   23.91
a group (8 persons)

------------------

* Does not exceed 1.0% of the Company's voting securities.

(1) Except as otherwise noted, each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(2) As of the Record Date, there were 1,546,471 shares of Common Stock outstanding.

(3)      David A. Remijas is the brother of Richard J. Remijas, Jr.

(4) Includes 38,901 shares subject to currently exercisable options and 15,560 shares that are vested under the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"). Mr. Remijas disclaims beneficial ownership of 1,595 shares held by his spouse and children.

(5) Includes 10,806 shares subject to currently exercisable options and 4,322 shares that are vested under the Incentive Plan.

(6) Includes 5,400 shares subject to currently exercisable options and 2,160 shares that are vested under the Incentive Plan.

(7) Includes 6,480 shares subject to currently exercisable options and 2,560 shares that are vested under the Incentive Plan.

(8) Includes 54,029 shares subject to currently exercisable options and 21,612 shares that are vested under the Incentive Plan. Mr. Remijas disclaims beneficial ownership of 31,765 shares held by his spouse.

(9) Includes 21,612 shares subject to currently exercisable options and 8,645 shares that are vested under the Incentive Plan.

(10) Includes 165,324 shares subject to currently exercisable options, 66,097 shares that are vested under the Incentive Plan, 30,311 shares that have been allocated in the ESOP and 59,839 shares held in the 401(k) Plan as to which Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak, as members of the Advisory Plan Committee for the 401(k) Plan, share voting power.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings and the activities of its committees. The Board of Directors meets monthly and may schedule special meetings as needed. During fiscal 2000, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 2000.

         The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Judickas, Krug, and Shukis, ALL of whom are outside directors. The purpose of this committee is to review the audit function and management actions regarding the implementation of audit findings. The Board of Directors has adopted a written charter for the Audit Committee that outlines the responsibilities and process of the Audit Committee. A copy of the charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are "independent" directors as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Audit Committee met twice in fiscal 2000.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Murphy and Shukis. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers, and approves various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. The Compensation Committee met twice in fiscal 2000.

         Under the Company's Bylaws, the Board of Directors has the authority to nominate individuals for election to the Board by a majority vote. The Board of Directors also has the authority to form a nominating committee for the purpose of nominating directors.


DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Non-employee members of the Board of Directors of the Bank currently receive a fee of $1,100 for each regular monthly meeting attended. Each outside director also receives a fee of $500 for each special Board or committee meeting attended. Directors do not receive any fees for serving on the Board of the Company.

         INCENTIVE PLAN. Non-employee directors of the Company are entitled to receive options to purchase COMMON Stock and option-related awards and awards of Common Stock under the Company's 1997 Stock-Based Incentive Plan (the "Incentive Plan"). Under the Incentive Plan, options to purchase 44,834 shares and stock awards for 17,884 shares have been made to non-employee directors.


EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal years 2000, 1999 and 1998 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 2000, 1999 and 1998.

                                                    ANNUAL COMPENSATION
                                                    -------------------
                                                                          ALL OTHER
                                                   SALARY       BONUS   COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR      ($)         ($)       ($)(1)
---------------------------                ----    -------     ------      ------
David A. Remijas                           2000   $166,170   $ 49,851    $ 41,543
  Chairman of the Board, President and     1999    161,330     64,532      61,770
  Chief Executive Officer                  1998    155,116     62,046      43,755

Richard J. Remijas, Jr                     2000    142,934     42,879      37,520
  Director, Executive Vice President,      1999    137,436     54,974      52,756
  Chief Operating Officer                  1998    130,884     52,354      36,686
  and Corporate Secretary

Steven J. Pokrak                           2000     99,372     29,811      24,843
  Chief Financial Officer                  1999     95,500     38,220      37,370
  and Treasurer                            1998     91,000     36,400      22,752

(1) Includes Company matching contributions to the 401(k) Plan, Supplemental Executive Retirement Plan contributions, and stock allocations under the ESOP based upon per share closing prices of the Common Stock of $13 1/2, $14 1/2, and $13 7/8, on December 31, 2000,
         1999, and 1998, respectively.

         The table below sets forth certain information with respect to options and stock appreciation rights ("SARs") held by the named executive officers.


                        AGGREGATED OPTION/SAR EXERCISES
                              AND OPTION/SAR VALUE

                                                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                            OPTIONS/SARS               OPTIONS/SARS
                                                    ---------------------------  --------------------------
                                SHARES
                             ACQUIRED ON    VALUE
NAME                         EXERCISE (#)  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                         ------------  --------  -----------  -------------  -----------  -------------
David A. Remijas                  0           0         54,029        13,507         0             0

Richard J. Remijas, Jr.           0           0         38,901         9,725         0             0

Steven J. Pokrak                  0           0         21,612         5,402         0             0

No stock options to Named Executive Officers were granted in 2000.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR THE 2000 FISCAL
PERIOD

         A Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") was created in conjunction with the Bank's conversion from a mutual to a stock company. The Compensation Committee is composed of independent outside directors. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors regarding executive officer compensation, including bonuses and other benefits. The Compensation Committee also recommends directors' fees for the coming year. The Compensation Committee administers the Incentive Plan and determines the awards granted thereunder.

         The Compensation Committee has developed a compensation program which is comprised of salary, annual cash incentive bonuses, long-term incentives in the form of stock options, restricted stock and other benefits typically offered to executives by corporations similar to the Company.

         The Board of Directors as a whole, and the Compensation Committee in particular, recognizes that attracting and retaining key executives is critical to the Company's and the Bank's long term success. This report reflects the compensation policies ratified by all outside directors. The Compensation Committee, with recommendations from the Board of Directors, has set certain guidelines regarding executive officers' compensation. Each executive officer will be reviewed annually, and that officer's compensation will be based on that individual's contribution to the Company and the Bank.

         The Compensation Committee has reviewed compensation structures and other information from various sources, including, among others, the SNL Thrift Institutions Executive Compensation Report and the ACB Compensation Survey for Savings Institutions. Although no company is an exact match, consideration was given to salaries and bonuses that are paid to executives at similar public thrifts. Additional considerations were the greatly increased responsibilities of running a public company, the individual's contributions to the Company and the Bank and individual experience and tenure.

         The salary of Mr. David A. Remijas, the Company's CEO, was set at $166,170 for fiscal 2000, an increase of $4,840 over the amount paid in 1999. His salary was determined based on corporate results over the past five years, plus a review of the CEO's individual performance. Mr. Remijas received a bonus of $49,851 in 2000. In making decisions regarding CEO compensation, the Compensation Committee took into account results of operations of the Company, conditions in the banking industry as a whole and Mr. Remijas's long-term contributions to the Company. Mr. Remijas has been with the Bank for over 25 years.

         The Internal Revenue Code limits the deductions a publicly held company may take for compensation paid to its most highly paid executive officers. Typically, salaries and bonuses in excess of $1 million (excluding performance-based compensation) which are paid in one tax year cannot be deducted. The Compensation Committee did not consider this section of the Internal Revenue Code when establishing compensation because current executive salaries and bonuses are well below the $1 million threshold.

                                  COMPENSATION COMMITTEE

                                  John J. Murphy
                                  Paul Shukis

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following graph compares the cumulative total shareholder return on the Common Stock to the Nasdaq Stock Market Index (which includes all Nasdaq traded stocks of U.S. companies) and the Nasdaq Financial Stock Index for the period from August 12, 1996, the date the Common Stock commenced trading on the Nasdaq National Market, through December 31, 2000. The graph assumes that $100 was invested on August 12, 1996 and that all dividends were reinvested. On March 13, 2001, the closing sale price for the Common Stock on the Nasdaq National Market was $15.38 per share.

                               PARK BANCORP, INC.
                              COMPARATIVE RETURNS

                                    [GRAPH]

                                          8/12/96   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                         --------   --------   --------   --------   --------   --------
Park Bancorp, Inc.                          100      130.0      186.3      138.8      149.8      144.6
The Nasdaq Stock Market (U.S.) Index        100      113.1      138.6      195.4      353.0      218.7
Nasdaq Financial Stocks Index               100      119.4      182.7      177.3      175.4      192.7


EMPLOYMENT AGREEMENTS

         The Bank and the Company have each entered into employment agreements with Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak and Mrs. Sandra L. Remijas (each, an "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak and Mrs. Sandra
L. Remijas.

         The employment agreements provide for a three-year term. The Bank employment agreements provide that commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors reviews the agreements and the Executive's performance for purposes of determining whether to extend the agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executives' base salary will be reviewed annually. The current base salaries for Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak and Mrs. Sandra L. Remijas are $171,155, $147,222, $102,353 and $71,059, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executives' employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re- elect the Executive to his/her current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death his/her beneficiary, is entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company also continue to pay for the Executive's life, health and disability coverage for the remaining term of the Agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company as defined in the employment agreements, the Executive or, in the event of the Executive's death, his beneficiary, is entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' compensation (except that the Company agreement uses a three year average in this formula). The Bank and the Company will also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements would provide for a severance payment in the event of a change in control, the Executive is only entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Bank's agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements are paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the total amount of payments due under the employment agreements, based solely on cash compensation paid to Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak and Mrs. Sandra L. Remijas over the past three taxable years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.9 million.

INCENTIVE PLAN

         The Incentive Plan authorizes the granting of options to purchase Common Stock ("Options"), option-related awards and awards of Common Stock ("Stock Awards") (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 378,201 of which the maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards granted under the Incentive Plan is 270,144 and the maximum number of the shares reserved for Stock Awards is 108,057. All officers, other employees and outside directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan; provided, however, that the maximum number of shares of Common Stock that may be granted or that may vest with respect to Awards granted under the Incentive Plan to any single officer or employee is 94,550. The Incentive Plan is administered by the Compensation Committee. Subject to the regulations of the OTS, authorized but unissued shares or shares previously issued and reacquired by the Company or any trust established to administer Awards under the Incentive Plan may be used to satisfy Awards under the Incentive Plan, resulting in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing shareholders. Pursuant to the Incentive Plan, Options for 170,788 shares and Stock Awards for 72,215 shares have been made to officers and employees of the Company and Options for 85,355 shares and Stock Awards for 34,090 shares have been made to non-employee directors.

PARK FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

         The Company maintains an ESOP. The ESOP is designed to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA.

         The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors. These contributions are to be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contributions would cause the Bank to violate its regulatory capital requirements. Contributions credited to a participant's account become fully vested upon such participant completing five years of service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon his termination of employment or attainment of age 65, whichever is the first to occur.

401(k) PLAN

         Pursuant to the 401(k) Plan, which is designed to be qualified under
Section 401(k) of the Code, an employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one year of service with the Bank (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer not more than 15% of his or her compensation by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank may elect to make matching contributions equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 3% of the participant's salary.

         Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in their contributions and in the earnings thereon and by vesting schedule in the employer's contributions. Distributions from the 401(k) Plan are made upon termination of service, disability or death in a lump sum or in annual installments.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2000, one of the Bank's directors had loans outstanding, whose individual aggregate indebtedness to the Bank exceeded $60,000, totalling approximately $141,000 in the aggregate. Such loans were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company enters into Consultation Agreements annually with Chairman Emeritus Richard J. Remijas, D.D.S. and Director Joseph M. Judickas, Jr. The Consultation Agreements are for a term of 12 months. Under the Consultation Agreements, Dr. Remijas and Mr. Judickas receive compensation in the amount of $2,333 and $1,000 per month, respectively. The Consultation Agreements may be cancelled by the parties thereto on 10 days written notice. Pursuant to the Consultation Agreements, Dr. Remijas and Mr. Judickas are available each month to provide advisory and consulting services and will give the Company and the Bank the benefit of their special knowledge, skills, contacts and business experience in the savings and loan industry.

        PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Crowe, Chizek and Company LLP as independent auditors for the Bank and the Company for the year ending December 31, 2001, subject to ratification of such appointment by the shareholders.

         Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written character adopted by the Board of Directors and the Committee. A copy of this charter is attached as Appendix A to this Proxy Statement. The Board appoints the Audit Committee, with the Committee consisting of three directors. The Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's financial information and reporting functions, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process.

         The responsibility for the quality and integrity of the Company's financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company's management. The Company's independent public accountants, Crowe, Chizek and Company LLP ("Crowe Chizek"), are responsible for performing an audit and expressing an opinion as to whether the Company's financial statement are fairly presented, in all material respects, in conformity with generally accepted accounting principles.

         The Audit Committee reviewed and discussed with management and Crowe Chizek the audited financial statements of the Company for the year ended December 31, 2000. The Audit Committee also reviewed and discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committtees"), as currently in effect.

         Crowe Chizek also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as currently in effect. The disclosures described the relationships and fee arrangements between the firm and the Company. Consistent with Independence Standards Board Standard No. 1 and the SEC's "Revision of the Commission's Auditor Independence Requirements," which became effective February 5, 2001, the Audit Committee considered whether the provision of non-audit services by Crowe Chizek to the Company for the fiscal year ended December 31, 2000 is compatible with maintaining Crowe Chizek independence, and has discussed with representatives of Crowe Chizek that firm's independence from the Company.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Crowe Chizek. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Crowe Chizek is in fact "independent."

         Based on the above-mentioned reviews and discussions with management and Crowe Chizek, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, and as described in its charter, the Audit Committee, exercising its business judgement, recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

                                Joseph M. Judickas, Jr.
                                Robert W. Krug
                                Paul Shukis

         The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


AUDIT FEES

         Crowe Chizek has billed the Company $39,100, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC during the fiscal year ended December 31, 2000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Crowe Chizek has billed the Company $29,100, in the aggregate, for professional services to the Company of the nature described in Regulation S-X Rule 2-01(c)(4)(ii) during the fiscal year ended December 31, 2000.


ALL OTHER FEES

         Crowe Chizek has billed the Company $18,170, in the aggregate, for all other services rendered by them exclusive of those described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the fiscal year ended December 31, 2000. This amount includes audit-related services of $6,500 and non-audit services of $11,670. Audit-related services generally include fees for internal audit services and services performed in connection with the filing of registration statements as required by the SEC. Non-audit services generally include tax return review, tax consultation services, and ESOP allocation services.

         The Audit Committee has considered whether the services described under the caption "Financial Information Systems Design and Implementation Fees" and "All Other Fees" performed by the independent auditors to the Company are compatible with maintaining the auditor's independence.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy and form of proxy relating to the 2002 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 21, 2001, except that if such annual meeting is held on a date more than 30 calendar days from April 23, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.


NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by, or at, the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting, including those matters raised other than pursuant to 17 C.F.R. Section 240.14a-8 of the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                        By Order of the Board of Directors

                                        /s/ Richard J. Remijas, Jr.

                                        Richard J. Remijas, Jr.
                                        CORPORATE SECRETARY


Chicago, Illinois
March 21, 2001







                  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED HEREBY WHO SO REQUESTS IN WRITING A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 (EXCEPT THE EXHIBITS THERETO, WHICH WILL BE PROVIDED UPON PAYMENT OF A REASONABLE CHARGE) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR THE ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, DIRECTED TO THE ATTENTION OF RICHARD J. REMIJAS, JR., EXECUTIVE VICE PRESIDENT AND CORPORATE SECRETARY.

                  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL
         MEETING IN PERSON.

                  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
         MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID
         ENVELOPE.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and subsidiaries.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Review the internal audit function including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company. o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

Adopted by the Board of Directors on June 13, 2000 by unanimous vote.

PROXY                                                                      PROXY
                               PARK BANCORP, INC.
                            5400 SOUTH PULASKI ROAD
                            CHICAGO, ILLINOIS 60632

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder(s) of Park Bancorp, Inc., a Delaware corporation (OPark BancorpO), does (do) hereby constitute and appoint David A. Remijas and Richard J. Remijas, Jr., and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held at Park Federal Savings Bank, 21 East Ogden Avenue, Westmont, Illinois 60559, on April 24, 2001, at 10:30 a.m. and at any adjournment thereof, and to vote all the shares of Park Bancorp, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted OFORO the two nominees for director and OFORO the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Park Bancorp, Inc. for the fiscal year ending December 31, 2001.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


                    (CONTINUED AND TO BE SIGNED ON REVERSE)

                          PARK BANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY:[X]


1.  THE ELECTION OF THE NOMINEES FOR DIRECTOR OF         For   Withhold  For All
    PARK BANCORP, INC.                                   All     All      Except
    NOMINEES: Mr. Richard J. Remijas Jr. and             [ ]     [ ]       [ ]
    Mr. Paul Shukis

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    ----------------------------------------------------


2.  The ratification of the appointment of Crowe,
    Chizek and  Company LLP as independent auditors of
    December 31, Park Bancorp, Inc. for the fiscal year  For   Against   Abstain
    ending 2001.                                         [ ]     [ ]       [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.



                                 Dated: __________________________________, 2001

                                 _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature if held jointly

                                 Please sign exactly as name appears hereon.
                                 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                              FOLD AND DETACH HERE




                            YOUR VOTE IS IMPORTANT.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.